Exhibit 10.9

EXECUTION VERSION

SECOND AMENDMENT TO
REVOLVING CREDIT AGREEMENT

This SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of December 18, 2019, is entered into by and among OWL ROCK TECHNOLOGY FINANCE CORP., a Maryland corporation (the “Initial Borrower”, and collectively with any other Borrower becoming party to the Credit Agreement (as defined below) (including Qualified Borrowers, the “Borrowers”)), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as the Administrative Agent (as hereinafter defined) for the Secured Parties and as a Lender.

A.The parties hereto have entered into that certain Revolving Credit Agreement dated as of November 19, 2018 (as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 6, 2019 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.

The Borrower has requested that the Lenders agree to certain modifications to the Credit Agreement and the Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.  Definitions.  All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

Section 2.  Amendments to the Credit Agreement.  As of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1.Certain sections of the Credit Agreement are hereby amended as set forth on Annex A to this Amendment.  Language being inserted into the applicable section of the Credit Agreement is evidenced by bold and underline formatting.  Language being deleted from the applicable section of the Credit Agreement is evidenced by strike-through formatting.

2.2.Schedule II to the Credit Agreement is hereby amended and restated in its entirety and replaced with Annex B hereto.

Section 3.  Conditions Precedent.  Section 2 hereof shall become effective on the date (the “Effective Date”) upon which the Administrative Agent shall have received each of the following documents and each of the other conditions listed below are satisfied, the satisfaction of such conditions to be satisfactory to the Administrative Agent in form and substance:

(a)this Amendment, duly executed and delivered by the Borrower and the Lenders;

(b)a Note duly executed and delivered by the Initial Borrower in favor of JPMorgan Chase Bank, N.A. in accordance with Section 3.1 of the Credit Agreement;

USActive 54194530.3

(c)a Lender Joinder Agreement, duly executed and delivered by the parties thereto;

(d)certified resolutions of the Borrower, authorizing the entry into the transactions contemplated herein certified by a Responsible Officer of such Person as correct and complete copies thereof and in effect on the date hereof; and

(e)payment of all fees and other amounts due and payable on or prior to the date hereof; and, to the extent invoiced, reimbursement or payment of all reasonable expenses required to be reimbursed or paid by the Borrowers pursuant to the Loan Documents, including the reasonable and documented disbursements of the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP.

Section 4.  Miscellaneous.

4.1.Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

4.2.References to the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.3.Representations and Warranties.  The Borrower hereby represents and warrants that (a) this Amendment is the legal and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered in a proceeding in equity or at law), (b) no Potential Default or Event of Default has occurred and is continuing on the Effective Date or immediately after giving effect to this Amendment; and (c) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date; provided that if any such representation and warranty is qualified as to materiality, with respect to such representation and warranty, the materiality qualifier set forth above shall be disregarded for the purposes of this condition; provided, further, to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

4.4.Reaffirmation of Obligations.  The Borrower (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s obligations under the Loan Documents.

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4.5.Reaffirmation of Security Interests.  The Borrower (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, and (b) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

4.6.No Other Changes.  Except as specifically amended by this Amendment, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

4.7.No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.8.Governing Law.  This Amendment, and any claim, controversy or dispute arising under or related to or in connection therewith, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Section 5-1401 of the New York General Obligations Law.

4.9.Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Credit Agreement.

4.10.Headings.  Section headings are for convenience of reference only and shall in no way affect the interpretation of this Amendment.

4.11.Multiple Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

      BORROWER:

OWL ROCK TECHNOLOGY FINANCE CORP.

By: ______________________________________
Name:  Alan Kirshenbaum
Title:    Chief Financial Officer

WF – Owl Rock Tech BDC

Second Amendment

                                                                        ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Letter of Credit Issuer and a Lender

By:
      Name:
      Title:

WF – Owl Rock Tech BDC

Second Amendment

LENDERS:

STATE STREET BANK AND TRUST COMPANY, as Lender

By:	Name: Title:

WF – Owl Rock Tech BDC

Second Amendment

PNC BANK, NATIONAL ASSOCIATION, as Lender

By: ________________________________
       Name:
       Title:

WF – Owl Rock Tech BDC

Second Amendment

JPMORGAN CHASE BANK, N.A., as Lender

By: ________________________________
       Name:
       Title:

WF – Owl Rock Tech BDC

Second Amendment

ANNEX A

ANNEX A

[Attached Separately.]

Annex A

SCHEDULE II

Commitments

Lender Name	Commitment
Wells Fargo Bank, National Association	$350,000,000
State Street Bank and Trust Company	$200,000,000
PNC Bank, National Association	$250,000,000
JPMorgan Chase Bank, N.A.	$100,000,000
Maximum Commitment	$900,000,000

Annex B